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Exhibit 10.528

NOVARTIS AG

WRITTEN CONSENT AND APPROVAL

Effective as of May 16, 2003

CHANGE IN SIZE OF THE BOARD

        WHEREAS, Sections 2.04 (a)(iv) and (v) of that certain Governance Agreement dated as of November 20, 1994 between Chiron Corporation ("Chiron" or the "Company") and Novartis AG, as amended, requires the approval of Novartis to change the size or composition of the Board of Directors or any committee thereof, and approve any amendment to the Bylaws of the Company;

        NOW, THEREFORE, BE IT RESOLVED, that the number of authorized members of the Chiron Board be reduced from twelve (12) to thirteen (13), as described below:

  AMENDMENT OF ARTICLE III, SECTION 3.1 OF THE BYLAWS

  The first sentence of Article III, Section 3.1 of the Bylaws of the Company is hereby amended to read in its entirety as follows:

  3.1
  Number, Tenure and Qualification.    The number of directors which shall constitute the whole Board shall be twelve (12) until such time as the Board, in its sole discretion, shall reduce the number of directors to eleven (11).

AMENDMENT TO GOVERNANCE AGREEMENT AND FURTHER AMENDMENT TO BYLAWS

        WHEREAS, Section 2.04 (b)(iv) of the Governance Agreement also requires the approval of a majority of the Investor Directors to effect any amendment to the Bylaws of the Company, and the approval of Novartis under Section 2.04(a) (iv), of any change in the size or composition of any committee of the Board;

        WHEREAS, the Board, with the consent of Novartis, recently amended Section 3.11 of Chiron's Bylaws in October 2002, to establish a sixth standing committee of the Board, known as the "Executive Committee", and the Board, with the approval of the Investor Directors at their May 16, 2003 meeting, deemed it appropriate and in the best interests of Chiron to amend Section 3.11 of the Bylaws and Section 2.03 (b) of the Governance Agreement to abandon the "Executive Committee";

        NOW, THEREFORE, BE IT RESOLVED, that Section 2.03(b) of the Governance Agreement and Section 3.11 of Chiron's Bylaws be amended in substantially the form attached hereto as Annex 1 and Annex 2, and are hereby approved;

        IN CONSIDERATION OF THE FOREGOING, Novartis AG hereby approves the: (i) change in size of Chiron's Board of Directors and corresponding amendment of its Bylaws; and (ii) abandonment of the Executive Committee of Chiron's Board of Directors, and corresponding amendments to the Governance Agreement with Chiron and Chiron's Bylaws, effective as of May 16, 2003.

NOVARTIS AG
By:	/s/ P. RUPPRECHT
Its:	Peter Rupprecht authorized signatory
By:	/s/ BREU
Its:	CFO

ANNEX 1

CHIRON CORPORATION
Governance Agreement Dated November 20, 1994 with Novartis AG

        Section 2.03(b) of the Governance Agreement dated November 20, 1994 with Novartis AG (the "Governance Agreement") is hereby amended, effective as of May 16, 2003, to delete subsection 2.03(vi) in its entirety; and

        Subsection 2.03(vii) is hereby re-designated as subsection 2.03(vi) to read in its entirety, as follows:

  "(vi) such other committees as the Board of Directors deems necessary or desirable; provided that such committees are established in compliance with the terms of this Agreement."

ANNEX 2

CHIRON CORPORATION
Bylaws, as amended

Section 3.11 of the Bylaws of Chiron Corporation is hereby amended, effective as of May 16, 2003, to read in its entirety, as follows:

        3.11    Committees.    Section 2.03 of the Governance Agreement provides that the following committees of the Board of Directors shall be formed and administered: (i) an Audit Committee; (ii) a Nominating and Corporate Governance Committee; (iii) a Strategic Planning Committee; (iv) a Compensation Committee; and (v) a Stock Option Plan Administration Committee. Such committees of the Board of Directors shall be formed, maintained and administered in accordance with the terms of said Section 2.03 of the Governance Agreement, which provisions are incorporated herein and made a part of these Bylaws. All committees of the Board of Directors not specifically provided for in said Section 2.03 shall be constituted in accordance with Section 2.03(c) of the Governance Agreement.

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  Exhibit 10.528
NOVARTIS AG WRITTEN CONSENT AND APPROVAL Effective as of May 16, 2003
  ANNEX 1
CHIRON CORPORATION Governance Agreement Dated November 20, 1994 with Novartis AG
  ANNEX 2
CHIRON CORPORATION Bylaws, as amended